        THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS PROMULGATED THEREUNDER, COLLECTIVELY, THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SECURITY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR SOLD PURSUANT TO APPLICABLE STATE SECURITIES LAWS, OR SOLD PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                      7% CONVERTIBLE SUBORDINATED DEBENTURE


Debenture No. ___
                                                               $_____________.00
_________, 2000


         Sento Corporation, a Utah corporation (the "COMPANY"), hereby promises to pay to the order of _____________________ ("PURCHASER") or its registered assignee (Purchaser or such registered assignee being referred to herein as "HOLDER") the principal amount of $___________.00 together with interest thereon calculated from the date hereof in accordance with the provisions of this debenture (this "DEBENTURE").

         This Debenture is issued pursuant to the Subscription Agreement, dated as of February 1, 2000 (the "SUBSCRIPTION AGREEMENT"), between the Company and Purchaser. The Subscription Agreement contains terms governing the rights of Holder, and all provisions of the Subscription Agreement relating to this Debenture are hereby incorporated herein in full by reference. This Debenture is issued as a part of a series of 7% Convertible Subordinated Debentures pursuant to that certain Private Placement Memorandum, dated January 31, 2000, of the Company (such debentures being collectively, the "DEBENTURES"). Certain defined terms used herein are defined in Section 9 below. Unless otherwise indicated herein, capitalized terms used in this Debenture have the same meanings set forth in the Subscription Agreement.

         1. PAYMENT OF INTEREST. Interest will accrue at the rate of seven percent (7%) per annum (the "INTEREST RATE") on the unpaid principal amount of the Debenture outstanding from time to time until the first to occur of the following dates (the "EXPIRATION DATE"): (i) the Conversion Date (as defined in Section 4 below), (ii) the Redemption Date (as defined in Section
5 below) or (iii) the third anniversary of the Closing Date (as defined in
Section 9 below). Interest will be payable, in arrears, first on June 30, 2000 (with respect to the interest accrued from the date hereof to June 30, 2000) and thereafter semi-annually on the 30th of June and the 31st of December, or the first business day thereafter, of each year until the Expiration Date. If, on the first anniversary of the Closing Date (or the first business day after such anniversary), the Market Price (as defined in
Section 9 below) of the Common Stock (as defined in Section 9 below) is less than $7.50 per share, the Interest Rate shall increase to 8% from and after that date. Interest will be payable to the person in whose name the Debenture is registered at the close of business on the 15th day or next subsequent business day of the month preceding the month in which the payment is made (except with respect to accrued but unpaid interest on any Conversion Date or Redemption Date in which case the identity of the Person or Persons entitled to payment of such interest shall be determined in accordance with Section 4 or 5, respectively). Interest will be computed on an actual/actual basis.

         2. SUBORDINATION. The indebtedness evidenced by this Debenture is an unsecured obligation of the Company and is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

              (a) SENIOR INDEBTEDNESS. As used in this Debenture, the term "SENIOR INDEBTEDNESS" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured and whether currently existing or incurred at a later date), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance any other Senior Indebtedness, or any indebtedness arising from the satisfaction of any other Senior Indebtedness by a guarantor.

              (b) DEFAULT ON SENIOR INDEBTEDNESS. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of the assets and liabilities of the Company, or there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Debenture at the time outstanding, unless and until such event of default shall have been cured or waived or shall have ceased to exist or the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of the principal of and interest on this Debenture, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

              (c) EFFECT OF SUBORDINATION. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 2 to receive cash, securities or other property otherwise payable or deliverable to Holder, nothing contained in this Section 2 shall impair, as between the Company and Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

              (d) SUBROGATION. Subject to the payment in full of all Senior Indebtedness and until this Debenture shall be paid in full, Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 2(b) above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and Holder, be deemed to be a payment by the Company to or on account of this Debenture; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Holder would be entitled except for the provisions of this Section 2 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

              (e) UNDERTAKING. By Holder's acceptance of this Debenture, Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 2.

         3.   EVENTS OF DEFAULT.

              (a) For purposes of the Debenture, an "EVENT OF DEFAULT" shall mean the occurrence of any of the following:

                   (i) the Company fails to pay when due the full amount of interest then accrued on the Debenture, or the Company fails to pay when due the full amount of any principal payment on the Debenture;

                   (ii) the Company fails to perform or observe any other material provision contained in the Debenture or the Warrant and such failure is not cured within 30 days of notice thereof from Holder to the Company;

                   (iii) any representation, warranty or information contained in the Subscription Agreement or required to be furnished to Holder pursuant to the Subscription Agreement, or any writing furnished by the Company to Holder, is false or misleading in any material respect on the date made or furnished; or

                   (iv) the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Company or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (A) the Company or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days.

              (b)  CONSEQUENCES OF EVENTS OF DEFAULT.

                   (i) Subject to the provisions of Section 2 above, if an Event of Default has occurred, Holder may demand (by written notice delivered to the Company) immediate payment of all or any portion of the outstanding principal amount of the Debenture. If Holder demands immediate payment and all or any portion of the Debenture, the Company will (within 30 days after receipt of the initial request for payment) pay to Holder the principal amount of the Debenture requested to be paid (plus accrued interest thereon).

                   (ii) Holder will also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

         4.   CONVERSION.

              (a)  CONVERSION PROCEDURE.

                   (i) So long as Holder is not in default under representations, warranties or covenants of this Debenture or the Subscription Agreement, Holder may at any time after 90 days after the Closing Date convert all, but not less than all, of the outstanding principal amount of the Debenture and accrued interest into shares of Common Stock, rounded to the nearest whole share, determined pursuant to Section 4(b) hereof (the "CONVERSION SHARES"); provided that all interest accrued but unpaid with respect to the Debenture as of the Conversion Date shall be converted into shares of the Common Stock. The "CONVERSION DATE" means, for the purpose of this Agreement and with respect to the Debenture, the effective date, under this Debenture, of the Conversion Notice (as defined below) provided in accordance with the terms and conditions of this Debenture with respect to the conversion of the Debenture or the Expiration Date if the Company elects to convert the Debenture pursuant to this Section 4(a)(i). The conversion rights provided to Holder hereunder shall automatically terminate at the close of business on the last day of the ten-day period immediately following the date of the Redemption Notice (as defined in Section 5(b) below).

                   (ii) Holder shall provide to the Company a written notice of its intent to convert all of the outstanding principal amount of the Debenture and accrued interest, in the form of Notice of Conversion set forth on Exhibit A attached hereto and made a part hereof by this reference, and surrender all Debentures representing the principal amount to be converted into the Conversion Shares (the "CONVERSION NOTICE"). Each such conversion of the Debenture will be deemed to have been effected as of the close of business on the date on which the Debenture has been surrendered at the principal office of the Company, together with a statement of Holder indicating that all of the outstanding principal of and accrued interest under the Debenture is to be converted into the Conversion Shares. At such time as such conversion has been effected, the rights of Holder as the holder of the Debenture will cease, and the Person or Persons in whose name or names any certificate or certificates for the Conversion Shares will be deemed to have become the holder or holders of record of the Conversion Shares represented thereby.

                         (iii) Within 5 business days after a conversion has
         been effected, the Company will deliver to Holder a certificate or certificates representing the Conversion Shares in such name or names and such denomination or denominations as Holder has specified.

                         (iv) The issuance of certificates for the Conversion Shares will be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of the Conversion Shares. Upon conversion of the Debenture, the Company will take all such actions as are necessary in order to insure that the Conversion Shares will be validly issued, fully paid and nonassessable.

                         (v) The Company will not close its books against the transfer of Common Stock issued or issuable upon conversion of the Debenture in any manner which interferes with the timely conversion of the Debenture.

                         (vi) Notwithstanding any other provision of this Debenture, this Debenture may not be exercised by Holder unless at the time of exercise (i) a registration statement registering the Conversion Shares upon such exercise is effective under the Securities Act, or the transaction in which such Conversion Shares are to be issued is exempted from the application of the registration requirements of the Securities Act, and (ii) the Conversion Shares have been registered or qualified under any applicable state securities laws or an exemption from registration or qualification is available under such laws. Holder may have certain registration rights with respect to the Conversion Shares under the Registration Rights Agreement dated as of January __, 2000, between Purchaser and the Company, pursuant to which the holder of Conversion Shares may, in certain limited circumstances, obligate the Company to register or qualify such Conversion Shares under federal or state securities laws.

              (b) CONVERSION RATE. The Debenture shall be convertible into fully-paid and non-assessable shares of Common Stock of the Corporation calculated in accordance with the following formula:

                  Number of Conversion Shares = (PRINCIPAL + INTEREST)
                                                   Conversion Price

                  As used in this Debenture:

                           The term "PRINCIPAL" shall mean the principal amount
                  of the Debenture to be converted, but in any event an amount no greater than the outstanding principal of the Debenture on the date of the Conversion Notice.

                           The term "INTEREST" shall mean (i) the Principal
                  multiplied by the product of (a) the quotient obtained by dividing (1) the number of days from the Closing Date by (2) the actual number of days in the year with respect to which this calculation is being made and (b) .07 (unless adjusted in accordance with Section 1 above) less (ii) the amount or amounts paid by the Company to Holder in respect of interest on the Debenture up to and including the date of the Conversion Notice.

                           The term "CONVERSION PRICE" shall mean $5.00, as
                  adjusted in accordance with the terms and conditions of the Debenture as of the date of the Conversion Notice.


              (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. If the Purchaser is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon conversion of the Debenture, the Company shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation, the conversion privilege and the Conversion Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Debenture. An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made.

              (d)  NOTICES.

                   (i) Immediately upon the occurrence of any event giving rise to any adjustment of the Conversion Price, the Company will send written notice thereof to Holder.

                   (ii) The Company will send written notice to Holder at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock.

         5.   REDEMPTION.

              (a) COMPANY'S RIGHT TO REDEEM. The Company shall have the right to redeem this Debenture by payment to Holder of the face value of this Debenture plus any accrued but unpaid interest thereon, at any time from and after the date upon which (a) the average Market Price of the Common Stock for a period of 60 consecutive calendar days equals or exceeds $7.50; and (b) either the Conversion Shares have been registered for sale under the Securities Act, or this Debenture has been issued to Holder (or any successor or assign thereof) for more than one year so that Holder (or any successor or assign thereof) may sell any Conversion Shares under Rule 144 promulgated under the Securities Act; provided, however, that such redemption shall not become effective prior to the last day of the ten-day period immediately following the date of the Redemption Notice. If the Company elects to redeem this Debenture, it must redeem all outstanding Debentures. The Company shall not have the right to redeem the Debenture when an Event of Default, or an event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

              (b) REDEMPTION PROCEDURE. Holder shall, within 30 days of the date of written notice from the Company of the redemption of all of the outstanding Debentures (the "REDEMPTION NOTICE"), surrender the original executed copy of this Debenture at the principal business office of the Company (or such other place as may be designated by the Company in such notice) (the thirtieth day following the Redemption Notice being the "REDEMPTION DATE"). The Company shall pay the Redemption Price for this Debenture within five days of the date of such surrender.

              (c) RIGHTS AFTER REDEMPTION DATE. On the Redemption Date, all rights of Holder, as holder of this Debenture, other than the right to payment of the Redemption Price for this Debenture, shall cease, and this Debenture shall be deemed to be cancelled and no longer outstanding. Upon payment of the Redemption Price for this Debenture, all rights of Holder, as holder of this Debenture, shall cease.

              (d) DATE OF REDEMPTION NOTICE. The date of the Redemption Notice shall be the third business day immediately following the day on which such notice is sent by the Company if sent by certified or registered mail, return receipt requested, or the business day immediately following the day on which such notice is sent by the Company if sent by overnight courier.

         6. PROHIBITION ON DIVIDENDS. Until the Expiration Date, the Company shall not declare nor pay any dividend with respect to the Common Stock other than a stock dividend.

         7. AMENDMENT AND WAIVER. Except as otherwise expressly provided herein, the provisions of the Debenture may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Holder.

         8. DEFINITIONS. For purposes of the Debenture, the following capitalized terms have the following meaning.

         "CLOSING" means the closing of the offering of the Debentures.

         "CLOSING DATE" means the date of the Closing.

         "COMMON STOCK" means, collectively the Company's Common Stock, $.25 par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on day any such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quote in the NASDAQ System or the over-the-counter market, the "Market Price" will be fair value thereof determined jointly by the Company and Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be the fair value thereof as reasonably determined by the Company's Board of Directors.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "SUBSIDIARY" means any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or indirectly through Subsidiaries.

         9.   TRANSFER.

              (a) This Debenture may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act and any applicable state securities laws. Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

              (b) This Debenture shall be transferable only upon the receipt of an opinion of counsel satisfactory to the Company to the effect that (i) the transferee is a person to whom the Debenture may be legally transferred without registration under the Securities Act or any state securities laws; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law. Prior to any transfer or assignment of this Debenture, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Debenture to the Company at its principal office with a duly executed Assignment Form, set forth on Exhibit B attached hereto and made a part hereof by this reference, and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Debenture in the name of the assignee named in such Assignment Form, and this Debenture shall promptly be cancelled. This Debenture may be divided or combined with any of the Debentures which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which certificates representing new Debentures are to be issued. The term "Debenture" as used herein includes any of the Debentures issued in substitution for or replacement of this Debenture, or into which this Debenture may be divided or exchanged.

              (d) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Debenture or any stock certificate representing Conversion Shares issued upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, and, in the case of any such mutilation, upon surrender and cancellation of this Debenture or such stock certificate, the Company will execute and deliver a new Debenture or stock certificate of like tenor and date, and any such lost, stolen, destroyed or mutilated Debenture or stock certificate shall thereupon become void.

              (e) Holder and each holder of the Conversion Shares or any other security issued or issuable upon exercise of this Debenture shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by Holder or such holder of the Conversion Shares or other such securities in violation of the terms of this Debenture.

              (f) This Debenture and the Conversion Shares or any other security issued or issuable upon exercise of this Debenture may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Debenture or such Conversion Shares may legally be transferred pursuant to the provisions of Sections 9(a) and (b) above without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

              (g) Holder, by acceptance of this Debenture, agrees that the Conversion Shares to be issued upon exercise hereof are being acquired for the account of Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that Holder will not offer, sell or otherwise dispose of such Conversion Shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. Holder represents that Holder has no present intention of distributing or reselling the Conversion Shares.

              (h) The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing Conversion Shares or any other security issued or issuable upon exercise of this Debenture, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES OF SENTO CORPORATION, A UTAH CORPORATION (THE "COMPANY"), EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR

         OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         10. CANCELLATION. After all principal and accrued interest at any time owned on the Debenture has been paid in full, the Debenture will be surrendered to the Company for cancellation and will not be reissued.

         11. PLACE OF PAYMENT. Payments of principal and interest are to be delivered to the Purchaser as follows:


                           ABA #[______________]
                           Account #[______________]
                           [_______________________]

Or to such other address or to the attention of such other person as specified by prior written notice to the Company.

         12. GOVERNING LAW. This Debenture shall be construed and interpreted according to the laws of the State of Utah without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, the Company has executed and delivered this Debenture on ___________ ___, 2000.

                                            SENTO CORPORATION


                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------

                                    EXHIBIT A


                              NOTICE OF CONVERSION



TO:      SENTO CORPORATION (the "COMPANY"):


         1. The undersigned holder of the attached debenture (the "DEBENTURE") hereby elects to convert the outstanding principal of the Debenture (together with accrued and unpaid interest thereon) into the number of shares of the Common Stock determined in accordance with the terms and conditions of the Debenture. Terms used but not defined herein shall have the meaning set forth in the Debenture.

         2. Please issue a certificate or certificates representing the Conversion Shares in the name of the undersigned.


---------------
     (DATE)


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                                    EXHIBIT B


                                 ASSIGNMENT FORM


                                                     Dated: ____________________


        FOR VALUE RECEIVED, _____________________ ("ASSIGNOR") hereby sells, assigns, and transfers unto ______________________ (please type or print) ______________________________ (address) the rights of Assignor under the debenture attached hereto (the "DEBENTURE") to the extent of $_______ of the outstanding principal amount of the Debenture and does hereby irrevocably constitute and appoint Sento Corporation (the "COMPANY") and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.



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